UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2009

VOICE MOBILITY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-27387

(Commission File Number)

33-0777819

(IRS Employer Identification No.)

100 - 4190 Lougheed Highway, Burnaby, British Columbia, Canada V5C 6A8

(Address of principal executive offices and Zip Code)

(604) 482-0000

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On July 27, 2009, we dismissed Ernst & Young LLP as our principal independent accountant, and on July 27, 2009, we engaged Dale Matheson Carr-Hilton LaBonte LLP as our principal independent accountant. The decision to dismiss Ernst & Young and to appoint Dale Matheson Carr-Hilton LaBonte was recommended by the audit committee of our board of directors.

Ernst & Young’s report on our financial statements for either of the two most recent fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to

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uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our two most recent fiscal years ended December 31, 2008 and 2007 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with its report.

During our two most recent fiscal years ended December 31, 2008 and 2007 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Ernst & Young with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of the letter provided from Ernst & Young is filed as an exhibit to this Current Report on Form 8-K.

During our two most recent fiscal years ended December 31, 2008 and 2007 and in the subsequent interim period through the date of appointment, we have not consulted with Dale Matheson Carr-Hilton LaBonte regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Dale Matheson Carr-Hilton LaBonte provided to us a written report or oral advice that Dale Matheson Carr-Hilton LaBonte concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with Dale Matheson Carr-Hilton LaBonte regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
16.1	Letter from Ernst & Young LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOICE MOBILITY INTERNATIONAL, INC.

By:	/s/ Randy G. Buchamer
Randy G. Buchamer
Chief Executive Officer and Director
(Principal Executive Officer and
Principal Financial Officer)
Date: July 29, 2009

CW2692517.1